Exhibit 99.1

Second Quarter 2013 Investor Update

2 Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed with the Securities and Exchange Commission on August 12, 2013 and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on March 22, 2013. This electronic presentation is provided as of August 27, 2013. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements.

Update on Search for Next President and Chief Executive Officer Vogtle 3&4 Construction Update DOE and RUS Loan Updates Q2 Financial & Operational Results 3 Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer For a more comprehensive overview of Oglethorpe Power, please refer to Oglethorpe’s periodic reports filed with the SEC and the 2012 year-end investor briefing, available on the Investor Relations page at www.opc.com.

Oglethorpe’s board of directors continues to move forward with its nationwide search for a new President and Chief Executive Officer. During the search process, Ronald Duffey, one of Oglethorpe’s directors, is acting as Special Liaison between the board and executive management. The deadline to submit applications has passed. The board and its executive search advisor will be screening and interviewing candidates over the next several weeks. Oglethorpe expects to announce new President and Chief Executive Officer prior to year end. Oglethorpe Board Liaison Wm. Ronald Duffey, Oglethorpe Director Outside Director Chairman of Audit Committee Current term expires March 2015 Served since March 1997 4 Update on Search for Next President and Chief Executive Officer

Construction of New Units at Plant Vogtle Conceptual Drawing of Vogtle Units 3 & 4 Georgia Power 45.7% Oglethorpe Power 30.0% MEAG 22.7% Dalton Utilities 1.6% 5

Vogtle Units 3 & 4 Project Update Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. $4.5 billion estimated total cost to Oglethorpe (including AFUDC and contingency), which assumes commercial operation in 4th quarter of 2017 and 2018 for Units 3 and 4, respectively. Noteworthy Items and Events: Set Containment Vessel Bottom Head in Unit 3 Nuclear Island. Set initial structural steel in Unit 3 Turbine Island. Began installing rebar for Unit 4 Nuclear Island Basemat. Two disputes with contractors currently in litigation. 6 $- $1.5 $3.0 $4.5 (Billions) $1.9 billion spent through 6/30/2013 Actuals Forecasts DEC 2011 DCD Final Rule Effective 2005 2017 2016 2015 2014 2013 2012 2011 2010 2009 2006 2007 2008 2018 MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet 2018 Unit 4 In-Service AUG 2006 Filed Early Site Permit ( ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA 2017 Unit 3 In-Service AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete Q4 2013 Projected Start of DOE Funding

Site Aerial - July 8, 2013 7

Unit 3 Nuclear & Turbine Islands Unit 3 Nuclear Island Unit 3 Turbine Island 8

Major Equipment On Site Unit 3 Feedwater Heaters and Moisture Separator Reheaters Unit 3 Low Pressure Turbine Rotor (one of three) Unit 4 Deaerator Arriving at Construction Site 9

10 Construction Look Ahead Unit 3 Nuclear Island Concrete walls; concrete in and around Containment Vessel Bottom Head Setting structural modules Unit 3 Turbine Island structural steel installation Unit 4 Nuclear Island Basemat concrete placement Unit 3 & 4 Cooling Towers vertical construction

Signed conditional term sheet with DOE in May 2010. DOE loan guarantee will fund up to $3.057 billion of project costs. All-in pricing expected to be favorable relative to taxable capital markets. Will be secured under Oglethorpe’s First Mortgage Indenture on parity with other secured debt. Final approval subject to negotiation of definitive agreements by the co-owners, due diligence by DOE and satisfaction of other conditions. There can be no assurance that DOE will ultimately issue loan guarantee to Oglethorpe. The conditional commitment will expire on September 30, 2013, unless further extended by the DOE. Projected start of DOE funding is Q4 2013. Any costs not funded by DOE will be financed through taxable bonds (have already issued $1.36 billion of taxable bonds). 11 DOE Loan Guarantees for Vogtle 3 & 4

RUS Loan Status Total Amount Outstanding of All RUS Guaranteed Loans: $2.7 billion Purpose/Use of Proceeds Approved Advanced (to date) Remaining Amount Approved Loans General & Environmental Improvements $ 441,522,000 $ 395,084,102 $ 46,437,898 General & Environmental Improvements $ 310,228,000 $ 178,582,762 $ 131,645,238 Hawk Road Energy Facility $ 203,100,000 $ 127,382,732 $ 75,717,268 General Improvements $ 127,703,000 $ 83,247,406 $ 44,455,594 Thomas A. Smith Energy Facility $ 492,610,000 $ 492,610,000 $ - $ 1,575,163,000 $ 1,276,907,002 $ 298,255,998 Pending Loan Applications General & Environmental Improvements $ 239,095,000 12

Rate Structure Assures Recovery of All Costs + Margin Fixed costs: Members billed based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required). Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. Note: First Mortgage Indenture requires an MFI ratio of least 1.10x MFI coverage requirement of 1.10x under First Mortgage Indenture. Achieved 1.14x MFI for 2010, 2011 and 2012. Budget of 1.14x MFI for 2013. Formulary rate under Wholesale Power Contract. Designed to recover all costs, plus margin. Annual budget and rate adjustments to reflect budget changes are generally not subject to approval of RUS or any other regulatory authority. Changes to rate schedule are subject to RUS approval. (Projected) Margin Coverage 13 $17.2 $17.7 $18.2 $19.1 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $0.0 $15.0 $30.0 $45.0 Net Margin (MM)

Income Statement Excerpts (a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires a showing of Oglethorpe’s having met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x for 2010, 2011, 2012 and 2013, above the minimum 1.10x ratio required by the Indenture. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future. 14 December 31, ($ in thousands) 2013 2012 2012 2011 2010 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $592,844 $605,713 $1,204,008 $1,224,238 $1,292,667 Sales to Non-Members 37,419 61,214 120,102 166,040 1,478 Operating Expenses 492,914 540,952 1,102,277 1,152,458 1,054,896 Other Income 19,942 22,914 61,487 44,264 43,651 Net Interest Charges 110,765 124,491 244,000 244,347 249,167 Net Margin $46,526 $24,398 $39,320 $37,737 $33,733 Margins for Interest Ratio (a) n/a n/a 1.14x 1.14x 1.14x Average Power Cost (cents/kWh) 6.67 5.90 5.77 6.25 5.71 Sales to Members (MWh) 8,886,487 10,265,873 20,852,826 19,574,145 22,644,790 Year Ended June 30,

15 Historical Load Member Demand Requirements Member Energy Requirements Percent Change (Million MWh) Percent Change 6.1% -14.5% 10.4% 6.2% 2.8% -0.3% -3.7% -5.3% Note: The data is at the Members’ delivery points (net of system losses). While Flint EMC was not a Member from 2007 through 2009, Flint EMC data is included in all years. (a) Through July, actual Member energy requirements were 8% lower than projected in the 2013 Load Forecast. Highest Summer Peak (2012) = 9351 MW Highest Winter Peak (2010) = 8462 MW -2.0% 9.1% 0.1% -5.4% Days > 90° Days > 95° Days > 100° 50 24 9 39 4 38 4 84 19 53 13 3.9% -4.0% Load Forecast(a) 32 11 3 10

16 Capacity Factor Comparison through July 31 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro Note: T.A. Smith not currently used to serve Member load. Hawk Road currently serves eight Members under separate Power Purchase Agreements. Both resources will begin serving subscribing Members under their Wholesale Power Contracts in 2016.

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $575 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 17 June 30, ($ in thousands) 2013 2012 2011 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,137,107 $4,034,620 $4,007,281 CWIP $2,329,218 $2,240,920 $1,784,264 Nuclear Fuel $314,660 $321,196 $284,205 Total Electric Plant $6,780,985 $6,596,736 $6,075,750 Cash and Cash Equivalents $220,650 $298,565 $443,671 Total Assets $8,629,521 $8,314,566 $8,078,829 Capitalization: Patronage Capital and Membership Fees $719,535 $673,009 $633,689 Accumulated Other Comprehensive (Deficit) Margin ($399) $903 $618 Subtotal $719,136 $673,912 $634,307 Long-term Debt and Obligations under Capital Leases $5,899,651 $5,920,073 $5,709,706 Obligation under Rocky Mountain Transactions $14,878 $14,392 $132,048 Long-term Debt and Capital Leases due within one year $460,615 $168,393 $172,818 Total Long-Term Debt and Equities $7,094,280 $6,776,770 $6,648,879 Equity Ratio (a) 10.1% 9.9% 9.5% December 31,

Oglethorpe’s Available Liquidity as of August 22, 2013 Borrowings Detail $475.4 MM Vogtle Interim Financing $251.4 MM Letter of Credit Support for VRDBs/Thomas A. Smith $100.4 MM Vogtle Interest Rate Hedging Represents 812 days of liquidity on hand. 18 0 500 1,000 1,500 2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash (Excluding $174 Million in RUS Cushion of Credit) Total Liquidity $1,925 - $827 $1,098 $610 $1,708 (Millions)

19 Other Recent and Upcoming Financing Activity Completed to date in 2013: $212.76 million tax-exempt refinancing. Upcoming: Renew $150 million J.P. Morgan unsecured bilateral credit facility. (4th Quarter). Restructure $250 million CFC secured bilateral credit facility and renew as an unsecured facility. (4th Quarter).

20 Liquidity Margins for Interest Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Average Cost of Funds: 0.58% (dollars in millions) Secured LT Debt (06.30.2013): $5.71 billion Weighted Average Cost: 4.851% Equity/Capitalization Ratio: 10.1% 2013 1.14 MFI June 30, 2013 June 30, 2013 YTD Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections (reflects rate management program as well as debt service adder and major maintenance reserve collections, both of which are collected currently but charged as Member revenue in subsequent periods). 2013 2013 Actuals Forecast

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: 21 Additional Information Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240